EXHIBIT 4
                                                                       ---------


                           SPECIMEN STOCK CERTIFICATE
                           --------------------------


COMMON STOCK                                                        COMMON STOCK
   [SEAL]                                                                 [SEAL]

                                 BIW LIMITED

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
THE STATE OF CONNECTICUT                                        CUSIP05547U 10 2



This Certifies that





Is the record holder of




           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                                   BIW LIMITED

Transferable on the books of the Corporation i n person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers



DATED:


/s/ Henrietta Vitale                                           /S/ JOHN S. TOMAC
SECRETARY                          [SEAL]                              PRESIDENT





COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, New York)




AUTHORIZED SIGNATURE

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT. . . . . . Custodian . . . . .
TEN ENT - as tenants by the entireties                              (Cust)            (Minor)
JT TEN  - as joint tenants with right of                     under Uniform Gifts to Minor Act
          survivorship and not as tenants                    . . . . . . . . . .
          in common                                          (State)

    Additional abbreviations may also be used through not in the above list.


   FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED:________________

                                         X______________________________________


                                         X______________________________________

                                         NOTICE: THE SIGNATURE(S) TO THIS
                                                 ASSIGNMENT MUST CORRESPOND WITH
                                                 THE NAMES(S) AS WRITTEN UPON
                                                 THE FACE OF THE CERTIFICATE IN
                                                 EVERY PARTICULAR, WITHOUT
                                                 ALTERATION OR ENLARGEMENT OR
                                                 ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_____________________________________
THE SIGNATURES(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION OF THE ISSUANCE OF A REPLACEMENT CERTIFICATE